Business combinations	12 Months Ended
Dec. 31, 2017
Business combinations [abstract]
Business combinations
40	Business combinations

(a)	Acquisition from Huaneng Group

On 14 October 2016, the Company entered into equity transfer agreements with Huaneng Group to acquire:

•  80% equity interests of Shandong Power
• 100% equity interests of Jilin Power
• 100% equity interests of Heilongjiang Power
•  90% equity interests of Zhongyuan Gas

These entities are all mainly engaged in power generation and sales business. The acquisition was completed on 1 January 2017(the acquisition date), when the Company obtained the control over above mentioned entities through the corresponding voting rights obtained and consolidated them in its financial statement. The acquisition is expected to increase its generation capacity in relevant areas. The acquired business contributed consolidated revenue of RMB31.207 billion and consolidated net loss of RMB1,051 million to the Company and its subsidiaries for the period from the date of acquisition to 31 December 2017.

The total consideration is RMB15.501 billion after certain adjustment of the profits generated from the date of valuation to the acquisition date in accordance with the equity transfer agreements, which has been settled in cash by 31 December 2017 after netting off with the receivables due from Huaneng Group.

Acquisition Date

Total consideration	15,500,770
Non-controlling interests	6,292,577
Fair value of pre-existing interest in a subsidiary of Shandong Power	690,967
Less: Fair value of total identifiable net assets	19,316,748

Goodwill	3,167,566

Total consideration	15,500,770
Less: Net settlement of the receivables due from Huaneng Group	2,361,871
Bank balances and cash of acquirees	2,342,766
Less: Restricted cash	(20,974)

Cash consideration paid for acquisition of subsidiaries, net of cash acquired	10,817,107

Goodwill arising from the acquisitions is attributable to the synergies expected to arise after the acquisitions of the equity interests in the subsidiaries stated above. None of the goodwill recognised is expected to be deductible for tax purposes.

In addition, according to the profit compensation agreement associated with the Acquisition, Huaneng Group should compensate the Company in cash based on the shortfall of accumulated actual net profit compared with the accumulated forecast net profit of certain subsidiaries of Shandong Power during the compensation period from year 2017 to 2019.

As at 31 December 2017, the fair value of above mentioned contingent consideration from Huaneng Group amounted to RMB860 million was recognized (as at acquisition date: nil), which was recorded in other receivables and assets of RMB615 million, and other non-current assets of RMB 245 million, respectively. The actual amount of compensation will be adjusted in line with the actual performance of those subsidiaries in 2018 and 2019.

The Company incurred acquisition related cost amounted RMB26 million for financial advisory, legal and audit fees.

The assets and liabilities arising from the acquisitions of above entities are as follows:

	Shandong Power (consolidated) Fair value	Jilin Power (consolidated) Fair value	Heilongjiang Power (consolidated) Fair value	Zhongyuan Gas Fair value
Property, plant and equipment	41,366,757	8,496,028	12,525,071	1,381,060
Investment in associates and joint ventures	1,021,566	-	-	-
Available-for-sale financial assets	4,000	100,895	-	-
Land use rights	2,272,181	228,173	655,485	27,075
Deferred income tax assets	334,055	323,522	10,404	-
Other non-current assets	1,285,838	213,589	210,965	48
Bank balances and cash	1,621,276	103,045	385,295	222,939
Inventories	952,510	89,333	123,889	1,136
Trade receivables	2,509,641	293,455	127,219	124,636
Other receivables and other current assets	2,992,094	2,393,835	889,392	119,974
Long-term borrowings	(15,647,367)	(8,330,929)	(6,742,580)	(1,200,000)
Deferred income tax liabilities	(2,447,672)	(214,642)	(280,945)	(47,235)
Other non-current liabilities	(1,688,306)	(10,291)	(253,671)	-
Short-term borrowings	(8,082,200)	(600,000)	(1,920,000)	-
Tax payables	(270,531)	(10,311)	(54,302)	(419)
Dividends payables	(136,955)	-	-	-
Salary and welfare payables	(41,667)	(2,969)	(22,462)	(717)
Payables and other liabilities	(9,725,591)	(2,668,626)	(3,083,130)	(606,115)

Total identifiable net assets	16,319,629	404,107	2,570,630	22,382

The fair value of the identifiable assets and liabilities acquired in the acquisition were assessed based on independent valuation prepared by external valuers.
(b)	A subsidiary transferred from a joint venture

Shanxi Xiaoyi Economic Development Zone Huaneng Energy Service Co., Ltd. ('Shanxi Xiaoyi Energy') was previously a joint venture of the Company. In 2017, non-controlling shareholder with 49% equity interests in Shanxi Xiaoyi Energy entered into a voting in concert agreement with the Company whereby it agreed to vote the same in respect of significant financial and operating decisions made by the Company effective from 15 February 2017. As a result, the Company acquired control of Shanxi Xiaoyi Energy since 15 February 2017.

Acquisition Date
Non-controlling interests	10
Fair value of pre-existing interest in Shanxi Xiaoyi Energy	10,200
Less: Fair value of total identifiable net assets	10,210

Goodwill	-

Shanxi Xiaoyi Energy is a limited liability company established on 8 October 2016 in Xiaoyi, Shanxi Province. Shanxi Xiaoyi Energy is primarily engaging in selling of electricity, construction, operation and maintenance of power distribution and regional transmission and distribution grid. Financial information of Shanxi Xiaoyi Energy is as follows:

	From acquisition date to 31 December 2017 acquiree's
	Revenue	Net Profit

Shanxi Xiaoyi Energy	704	228

The identifiable assets and liabilities of Shanxi Xiaoyi Energy as at the acquisition date are as follows:

Fair Value

Bank balances and cash	10,211
Accounts payable and other liabilities	(1)
Total identifiable net assets	10,210

(c)	Acquisition of Ruzhou Xuji Wind Power Generation Co., Ltd.

The Company has entered an Agreement on establishing Huaneng Ruzhou Clean Energy Co., Ltd. ("Ruzhou Clean Energy") with Beijing Xuji New Energy Technology Co., Ltd. ("Beijing Xuji") in 2017. The Company committed to contribute RMB76 million for 95% equity of Ruzhou Clean Energy. Beijing Xuji contributed the net identifiable assets of its wholly-owned subsidiary, Ruzhou Xuji Wind Power Generation Co., Ltd. ("Xuji Wind Power") which amounted to RMB4 million, for 5% equity of Ruzhou Clean Energy.

Acquisition Date

Consideration	4,000
Less: Fair value of total identifiable net assets	4,000
Goodwill	-

Xuji Wind Power was established on 23 November 2015 in Ruzhou, Henan Province, and is mainly engaged in wind power generation and photovoltaic power generation. On the acquisition date, the project is under construction. From the acquisition date to 31 December 2017, Xuji Wind Power had not commenced operation.

From acquisition date to 31 December 2017 acquiree's
	Revenue	Net Profit
Xuji Wind Power	-	-

The identifiable assets and liabilities of Xuji Wind Power as at the acquisition date are as follows:

Fair Value

Other receivables and assets	16,080
Property, plant and equipment	11,893
Accounts payable and other liabilities	(23,973)
Total identifiable net assets	4,000